UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 15, 2015

TEAM, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-08604	74-1765729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13131 Dairy Ashford, Suite 600

Sugar Land, Texas 77478

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 331-6154

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 — CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 — CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the — Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the — Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers, Compensatory Arrangements of Certain Officers

On October 15, 2015, the Compensation Committee (“Compensation Committee”) of the Board of Directors of Team, Inc. (the “Company”) awarded restricted stock unit (“RSU”) and long term performance stock unit (“LTPSU”) awards to certain executive officers of the Company pursuant to the Company’s 2006 Stock Incentive Plan, as amended and restated (the “Plan”).

The LTPSUs awarded to the executive officers are measured and realized over a performance cycle covering three fiscal years. Each LTPSU represents the right to receive, if and to the extent designated performance goals covering the three-fiscal-year performance cycle are satisfied, a share of Company common stock following completion of the performance cycle. At the end of the performance cycle, LTPSUs are to be distributed (if earned) in shares of Company common stock based upon the Committee’s determination of the level of achievement of the financial performance targets set for the performance cycle. If the Company fails to meet the threshold performance targets after three years, no LTPSUs will be earned and no payout of LTPSUs will be made with respect to the performance cycle. If the Company’s performance exceeds the target performance goals, the executive may receive additional LTPSUs above the target number, subject to a specified maximum contained in the award.

The RSUs awarded to the executive officers permit each of them to receive, on predetermined dates upon expiration of applicable restrictions, shares in an amount equal to a specified number of shares of Company common stock.  The restrictions on the RSUs expire in equal annual installments over four years from the date of the initial grant, unless earlier terminated in accordance with the Plan. The RSUs issued to the executive officers are as set forth below:

Name	Restricted Stock Units (# of RSUs)

Ted W. Owen	10,024

Philip J. Hawk	8,592

Arthur F. Victorson	7,876

Peter W. Wallace	6,645

Jeffrey L. Ott	5,728

Declan G. Rushe	5,728

André C. Bouchard	5,728

Greg L. Boane	5,012

Grants of RSUs were awarded pursuant to the Form of Award Agreement, filed as Exhibit 10.1 to the Company’s Report on Form 8-K filed on October 17, 2013, and incorporated herein by reference.  Grants of LTPSUs were made pursuant to the Form of Performance Share Award Agreement filed as Exhibit 10.1 to the Company’s Form 10-Q filed on January 8, 2015, both agreements are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM, INC.

By: /s/ André C. Bouchard
André C. Bouchard
Executive Vice President, Administration, Chief Legal Officer and Secretary

Dated: October 19, 2015